Exhibit 99.5


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON D.C.  20549


                           FORM 11-K

     FOR ANNUAL REPORTS OF EMPLOYEE STOCK PURCHASE, SAVINGS
           AND SIMILAR PLANS PURSUANT TO SECTION 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

(Mark One)
[X]  ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

          For the fiscal year ended December 31, 1993.

                               OR

[  ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

     For the transition period from              to

     Commission File Number 1-8637.



                     PARAGON COMMUNICATIONS
                  EMPLOYEES STOCK SAVINGS PLAN
                    300 First Stamford Place
                     Stamford, CT 06902-6732
              (Full title and address of the plan)


                 HOUSTON INDUSTRIES INCORPORATED
                         5 Post Oak Park
                      4400 Post Oak Parkway
                        Houston, TX 77027
     (Name of issuer of securities held pursuant to the plan and address of issuer's principal executive offices)


                        TIME WARNER INC.
                      75 Rockefeller Plaza
                       New York, NY 10019
     (Name of issuer of securities held pursuant to the plan and address of its principal executive offices)

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     The financial statements and schedules have been filed in
paper format under cover of Form SE as permitted by General
Instruction E to Form 11-K

                           SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Plan administrators have duly caused this annual report to be signed by the undersigned thereunto duly authorized.


                              PARAGON COMMUNICATIONS
                            EMPLOYEES STOCK SAVINGS PLAN


Date:  June 27, 1994        By:  /s/Kay E. Markman
                                 Kay E. Markman
                                 Plan Administrator